Exhibit 99.1

APRIL 24, 2009

EXPLORATION NEWS RELEASE

El GALLO: LONGER, DEEPER & RICH

12.3 OPT SILVER OVER 34.4 FT, WITHIN 3.9 OPT SILVER OVER 316.6 FT

TORONTO, ONTARIO (APRIL 24, 2009) US GOLD CORPORATION (NYSE Amex:UXG) (TSX:UXG) (FRANKFURT:US8) is pleased to announce that core drill results from the El Gallo project in Sinaloa State, Mexico have returned the widest intersection to date and extended the mineralization at depth: 12.3 ounces of silver per ton (opt) (423.3 grams per tonne (gpt)) over 34.4 feet (ft) (10.5 meters (m)), including 33.8 opt silver (1,160.0 gpt) over 2.8 ft (0.9 m). This interval was inside of a wider zone that averaged 3.9 opt silver (135.4 gpt) over 316.6 ft (96.5 m). Another high-grade intercept was: 64.5 opt silver (2,210.0 gpt) over 1.3 ft (0.4 m).

“Each of the 18 core holes drilled at El Gallo (Appendix 1 & US Gold website) has encountered encouraging mineralization, including some exceptional high-grade intercepts (305.1 opt silver (10,461.0 gpt)) and the potential to add to this discovery looks promising!  As our regional prospecting moves north, we seeing exciting new areas that US Gold geologists believe have similar characteristics to El Gallo,” stated Rob McEwen, Chairman and CEO, US Gold.

Significant mineralization was encountered throughout core hole GAX017, which intersected multiple zones, including 12.3 opt silver (423.3 gpt) over 34.4 ft (10.5 m). This interval was inside of a much wider zone of mineralization that totaled 316.6 ft (96.5 m) at an average grade of 3.9 opt silver (135.4 gpt) .  Mineralization started at 65.0 ft (20.0 m) and ended at 295.0 ft (90.0 m) below surface (Figure 1 & 2). The hole was drilled 80 ft (25 m) east of GAX007 that returned 9.4 opt silver (320.7 gpt) over 55.8 ft (17.0 m), including 33.3 opt silver (1,140.0 gpt) over 5.1 ft (1.6 m) (news release March 18, 2009). Two additional core holes are in progress, which are designed to test for mineralization up and down dip.

Holes GAX015, GAX016 and GAX018 were drilled to both delineate and extend the mineralization that was identified close to surface through conventional rotary drilling. In addition to achieving these goals, GAX016 encountered very high-grade mineralization at a depth of 345.0 ft. (105.0 m). This intersection returned 64.5 opt silver (2,210.0. gpt) over 1.3 ft (0.4 m). Ongoing drilling will test for deeper high-grade.

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GAX015	5.2	5.1	16.9	22.0
And	5.7	15.3	35.9	51.2
And	7.8	16.9	93.5	110.4
And	8.5	9.2	354.0	363.2

GAX016	10.1	15.9	95.6	111.5
And	5.7	21.8	129.6	151.4
And	64.5	1.3	347.9	349.2

GAX017(3)	3.9	316.6	101.7	418.3
Including	5.5	14.0	202.5	216.5
Including	12.3	34.4	226.4	260.8
Including	33.8	2.8	226.4	229.2
Including	5.9	27.9	282.2	310.0
Including	12.6	6.6	282.2	288.7
Including	6.8	18.0	357.6	375.7

GAX018	9.8	3.9	135.7	140.0
And	5.5	12.0	383.5	395.5

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GAX015	178.5	1.6	5.2	6.7
And	195.0	4.7	11.0	15.6
And	268.4	5.2	28.5	33.7
And	290.6	2.8	107.9	110.7

GAX016	347.4	4.9	29.2	34.0
And	195.1	6.7	39.5	46.2
And	2,210.0	0.4	106.1	106.5

GAX017	135.4	96.5	31.0	127.5
Including	188.3	4.3	61.7	66.0
Including	423.3	10.5	69.0	79.5
Including	1,160.0	0.9	69.0	69.9
Including	202.8	8.5	86.0	94.5
Including	433.5	2.0	86.0	88.0
Including	234.2	5.5	109.0	114.5

GAX018	337.0	1.2	41.4	42.6
And	188.7	3.7	116.9	120.6

(1)Numbers may not balance due to rounding

(2)GAX017 cumulative interval averaged without minimum cutoff

(3)GAX017 core photo Figure 7

(4)True width of mineralization unknown

Hole GAX014 was drilled to test for new veins perpendicular to the main mineral zone. Two intercepts of moderate grade were encountered. Further drilling has been completed and assays are pending.

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GAX014	3.7	7.7	39.4	47.1
And	5.6	7.2	138.5	145.7

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GAX014	128.5	2.4	12.0	14.4
And	192.2	2.2	42.2	44.4

(1)	Numbers may not balance due to rounding
(2)	True width of the mineral intercept unknown

Geochemical Survey

Two New Areas of Potential

North of Current El Gallo Drilling

Since January 2009 US Gold has completed 18 core holes at El Gallo with an additional 6 holes in progress (Figure 1 & Appendix 1). To date, geochemical soil anomalies have been a good predicator of mineralization below surface. The Company’s on-going geochemical soil survey has begun to outline a large anomaly that measures 2,950 ft (900 m) along strike, northwest of US Gold’s current drilling (Figure 4). Core drilling to test this area will commence shortly.

Regional Prospect – El Chapotillo

Through regional prospecting, US Gold geologists have located a gold/silver bearing vein 5.5 miles (9 km) north of El Gallo called El Chapotillo (Figure 5). Samples taken over a 1,315 ft (400 m) strike length have returned good values. A detailed mapping program has been completed and drill targets selected. Core drilling is planned to commence shortly with the goal of making a similar El Gallo type discovery.

ABOUT US GOLD

US Gold Corporation is a Colorado incorporated gold and silver exploration company exploring next to Barrick’s large Cortez Hills deposits in northeastern Nevada and a high-grade silver and gold discovery in north-western Mexico. US Gold’s shares trade on the NYSE Amex and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples. Samples from the geochemical survey were analyzed by US Gold’s internal lab, located at the Magistral Mine, Sinaloa Mexico, utilizing atomic absorption.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Core Holes GAX001-18	Appendix 1

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX001	3.4		4.9	38.7	116.0		1.5	11.8	348°	-45°
And	3.0		3.3	59.1	104.0		1.0	18.0
And	9.9	0.08	19.8	80.4	340.7	2.8	6.1	24.5
Including	19.5	0.42	2.8	80.4	669.0	14.3	0.9	24.5

GAX002	4.3		4.8	156.7	149.0		1.5	47.8	348°	-50°
And	5.4		6.6	185.2	184.0		2.0	56.5
And	17.7		17.6	362.0	607.9		5.4	110.4
Including	36.8		2.3	377.3	1260.0		0.7	115.0
And	17.1		5.9	390.4	585.0		1.8	119.0

GAX003	3.3		3.0	31.7	112.0		0.9	9.7	350°	-55°
And	10.3		78.1	43.0	354.6		23.8	13.1
Including	36.5		6.6	70.9	1250.0		2.0	21.6
Including	33.5	0.05	5.6	109.3	1148.2	1.2	1.7	33.3
And	5.2		13.9	172.7	179.5		4.3	52.7
And	4.1		6.6	231.0	139.5		2.0	70.4

GAX004	5.3		47.2	35.1	183.2		14.4	10.7	168°	-45°
Including	33.0		3.4	35.1	1130.0		1.1	10.7

GAX005	6.6		14.4	73.0	227.2		4.4	22.3	348°	-45°
Including	21.0		3.6	73.0	718.4		1.1	22.3

GAX006	5.0		66.4	69.2	171.5		20.3	21.1	348°	-55°

GAX007	9.4		55.8	4.6	320.7		17.0	1.4	348°	-45°
Including	30.0		4.1	15.6	1030.0		1.3	4.8
Including	33.3		5.1	42.5	1140.0		1.6	13.0
And	4.8		10.7	158.3	163.8		3.3	48.3
And	4.6		17.7	183.1	157.3		5.4	55.8

GAX008	10.8		34.4	10.0	370.5		10.5	3.1	168°	-45°
And	46.5	1.0	16.1	87.6	1593.2	32.8	4.9	26.7
And	17.4		7.1	161.4	595.0		2.2	49.2
And	4.7		6.7	176.7	161.9		2.1	53.9

GAX009	10.9		2.5	180.0	373.0		0.8	54.9	348°	-60°

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX010	31.6		104.0	0.0	1,082.4		31.7	0.0	0	-90°
Including	176.3		14.9	37.9	6,046.1		4.6	11.6
Including	305.1		3.9	40.4	10,461.0		1.2	12.3
And	4.9		17.7	125.3	166.6		5.4	38.2
And	5.7		6.7	150.6	195.6		2.1	45.9
And	13.5		4.8	229.7	463.2		1.5	70.0

GAX011	7.3		6.9	175.2	250.3		2.1	53.4	348°	-60°
And	5.8		2.6	216.0	198.0		0.8	65.9
And	11.1		2.8	346.9	380.0		0.9	105.8

GAX012	16.8		13.0	167.8	574.4		4.0	51.2	348°	-55°
Including	44.0		3.6	167.8	1510.0		1.1	51.2
And	20.8		14.3	431.4	713.1		4.4	131.5
Including	73.8		2.5	437.3	2530.0		0.8	133.3

GAX013	10.0		35.9	9.8	341.6		11.0	3.0	168°	-70°
And	6.2		3.9	61.0	212.0		1.2	18.6
And	8.3		2.8	241.5	286.0		0.9	73.6
And	11.1		3.9	305.8	381.0		1.2	93.2

GAX014	3.7		7.7	39.4	128.5		2.4	12.0	55°	-45°
And	5.6		7.2	138.5	192.2		2.2	42.2

GAX015	5.2		5.1	16.9	178.5		1.6	5.2	350°	-50°
And	5.7		15.3	35.9	195.0		4.7	11.0
And	7.8		16.9	93.5	268.4		5.2	28.5
And	8.5		9.2	354.0	290.6		2.8	107.9

GAX016	10.1		15.9	95.6	347.4		4.9	29.2	170°	-50°
And	5.7		21.8	129.6	195.1		6.7	39.5
And	64.5		1.3	347.9	2,210.0		0.4	106.1

GAX017	3.9		316.6	101.7	135.4		96.5	31.0	350°	-45°
Including	5.5		14.0	202.5	188.3		4.3	61.7
Including	12.3		34.4	226.4	423.3		10.5	69.0
Including	33.8		2.8	226.4	1,160.0		0.9	69.0
Including	5.9		27.9	282.2	202.8		8.5	86.0
Including	12.6		6.6	282.2	433.5		2.0	86.0
Including	6.8		18.0	357.6	234.2		5.5	109.0

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX018	9.8		3.9	135.7	337.0		1.2	41.4	170°	-65°
And	5.5		12.0		188.7		3.7	116.9

El Gallo: Plan (Aerial) View

Figure 1

April 24, 2009

211900
212100
212300
2843400
2843200
Open
Open
Open
GAX004
GAX008
GAX013
GAX014
GAX018
GAX016
GAX003
GAX007
GAX006
GAX001
GAX002
GAX011
GAX012
GAX005
GAX009
GAX010
GAX015
GAX017
Legend
Mineralized Foot Print
Apr 24, 2009 Core Hole Location
Jan - Mar 2009 Core Hole Location
Drill Hole Trace
GAX001 = Drill Hole #
Cross Section (figure 2)
0 50 100
Meters
0 150 300
Feet
N

Figure 2

El Gallo: Cross Section & Plan (Aerial) View

April 24, 2009

Plan (Aerial) View
GAX017
350RL
Cross Section View
GAX017
3.9 Ag opt / 316.6 ft
300RL
5.5 Ag opt / 14.0 ft
Core Hole
in Progress
250RL
12.3 Ag opt / 34.4 ft
5.9 Ag opt / 27.9 ft
6.8 Ag opt / 18.0ft
200RL
Core Hole
in Progress
150RL
2843350N
2843300N
212250E
2843250N
2843200N
Legend
Section Outline
Core Hole
Conventional Rotary Hole
Core Hole in Progress
Mineral Intercept
Including Intercept
212252E Section
N
W
E
S
0
20
40
Meters
0
50
100
Feet

Figure 3

El Gallo: Cross Section & Plan (Aerial) View

April 24, 2009

Plan (Aerial) View
GAX006
GAX012
Cross Section View
(Previously Released March 18, 2009)
360 ASL
340 ASL
320 ASL
300 ASL
280 ASL
260 ASL
240 ASL
220 ASL
N
S
GAX006
GAX012
5.0 opt Ag / 66.4 ft
16.8 opt Ag / 13.0 ft
inc. 44.0 opt Ag / 3.6 ft
Open
Open
20.8 opt Ag / 14.3 ft
inc. 73.8 opt Ag / 2.5 ft
Open
2843320N
2843320N
2843330N
212180E
2843280N
2843260N
2843240N
2843220N
2843200N
2843180N
212200E
Legend
Section Outline
Drill Hole Traces
Mineralization
Mineral Intercept
212187E Section
N
W
E
S
0
20
40
Meters
0
50
100
Feet

Figure 4
April 24, 2009

El Gallo: Geochemistry Soil Survey Color Contour

Open
Grid Survey
1,100m x 700m
New North-West Anomaly
2950 ft (900m)
Area of GAX001-018
Open
0
250
500
Feet
N
0
100
200
Meters
Soil Survey Silver Values
High
Medium
Current Drilling
Survey Limits

Figure 5
April 24, 2009

Magistral District: Project Locations

El Chapotillo
(New Gold / Silver Vein)
El Gallo
(Silver / Gold Discovery Nov 2008)
Magistral Mine
(Measured & Indicated
541,000 Au oz: 9.3 mt @ 0.05 opt)
Palmarito
(Measured & Indicated
8.5 MM Ag oz: 4.1 mt @ 2.1 opt
Inferred 3.3 MM Ag oz: 1.8 mt @ 1.9 opt)
Legend
US Gold Project
Road
0
5
KM
N
0
5
Miles

El Gallo Core Drilling (January 2009) — Hole GAX001	Figure 6

El Gallo Core Sample (April 2009) — Hole GAX017 Multi-Stage Breccia With Siliceous Matrix